TO BUSINESS EDITOR:

S1 Corporation Reports Fourth Quarter and Full Year 2007 Results

GAAP EPS of $0.11 for Fourth Quarter and $0.32 for Full Year

Provides 2008 Full Year Guidance

NORCROSS, Ga., Feb. 26 /PRNewswire-FirstCall/ -- S1 Corporation (Nasdaq: SONE), a leading global provider of customer interaction financial and payment solutions, today announced financial results for the fourth quarter and full year ended December 31, 2007.

--
GAAP earnings were $0.11 per share from continuing operations for the fourth quarter of 2007 which was a $0.28 improvement over the $0.17 per share loss in the fourth quarter of 2006. These figures include stock based compensation of $600,000 and $1.8 million in the fourth quarter of 2007 and 2006, respectively. For the full year, GAAP earnings were $0.32 per share from continuing operations in 2007 compared to a loss of $0.17 per share for 2006. These figures include stock based compensation of $8.5 million and $5.5 million in 2007 and 2006, respectively.

--
Total revenue for the fourth quarter of 2007 increased six percent to $53.4 million with license revenue increasing 30 percent compared with the fourth quarter of 2006. Total revenues for 2007 increased seven percent to $204.9 million from $192.3 million in 2006. From 2006 to 2007, revenue from our largest customer declined $4.5 million while revenue from all other customers grew approximately 11.8 percent.

--	Net cash provided by operating activities increased to $32.3 million in 2007 from $3.5 million in 2006.

--
EBITDA for the fourth quarter of 2007 was $9.5 million compared to a negative $10.0 million in the fourth quarter of 2006. For the full year 2007, EBITDA was $29.6 million compared to a negative $3.1 million for 2006. EBITDA includes stock based compensation expense, and is described and reconciled to our GAAP income from continuing operations below. (1)

--	Significant customer additions during 2007 included:

* Three of the top 15 banks in the United States
* One of the largest banks in southeast Asia
* One of the largest banks in the Middle East
* One of the largest merchant acquirers in the Middle East
* One of the largest fast food companies in the world
* One of the largest telecommunications companies in the world
* The largest ATM manufacturer in the world

--
The Company repurchased 2.0 million shares of its common stock for $15.7 million during the fourth quarter of 2007, bringing repurchases under the program from inception in May 2007 to 6.6 million shares for $50.3 million.

"We posted strong year-over-year growth in revenue and earnings and achieved several significant milestones during 2007, including licensing S1 Enterprise to three top 15 U.S. banks, adding more than 20 new Postilion customers, and increasing customer satisfaction across the company," said Johann Dreyer, Chief Executive Officer of S1. "I am very pleased with our performance in 2007. We have turned S1 into a profitable organization that is well positioned for the future. As a result, we are targeting 2008 revenues of $216 million to $220 million and GAAP earnings of $0.37 to $0.40 per share."

The Company's estimated range of GAAP EPS for 2008 includes approximately $8 million of stock based compensation expense, and assumes no impact from possible changes in the income tax valuation allowance during 2008.

(1) EBITDA Reconciliation

For the three months ended December 31, 2007

	Enterprise	Postilion	Total
EBITDA	$5,621	$3,862	$9,483
Depreciation	(1,126)	(715)	(1,841)
Amortization	(187)	(884)	(1,071)
Operating income	$4,308	$2,263	$6,571
Interest and other expense, net			(10)
Income tax expense			(130)
Income from continuing operations			$6,431

For the year ended December 31, 2007

	Enterprise	Postilion	Total
EBITDA	$16,024	$13,570	$29,594
Depreciation	(4,503)	(2,520)	(7,023)
Amortization	(723)	(3,389)	(4,112)
Operating income	$10,798	$7,661	$18,459
Interest and other income, net			2,500
Income tax expense			(1,464)
Income from continuing operations			$19,495

See tables 4, 5 and 6 for reconciliations of EBITDA

This press release includes references to EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is income (loss) from continuing operations. EBITDA excludes depreciation and amortization, income taxes, and net interest income. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the Reconciliation of GAAP to non-GAAP financial measures above. We believe that presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. Stock based compensation costs are included in our reported EBITDA which are presented in tables 4, 5 and 6.

We believe that excluding depreciation and amortization provides supplemental information and an alternative presentation useful to investors' understanding of the Company's core operating results and trends. Not only are depreciation and amortization expenses based on historical costs of assets that may have little bearing on present or future replacement costs, but they are also based on management estimates of remaining useful lives.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measure provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measure should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Use of non-GAAP financial measures is subject to inherent limitations because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment of which charges should properly be excluded from the non-GAAP financial measure. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement GAAP financial measures. We urge investors not to consider non-GAAP financial measures as a substitute for, or superior to, any measure of financial performance prepared in accordance with GAAP. Our non-GAAP financial measure may be different from such measures used by other companies.

We define EBITDA as Income (loss) from continuing operations less net interest income, plus income taxes, depreciation, and amortization of goodwill and other purchased intangibles. EBITDA is not a measure of liquidity calculated in accordance with accounting principles generally accepted in the United States, and should be viewed as a supplement to -- not a substitute for -- our results of operations presented on the basis of accounting principles generally accepted in the United States. EBITDA does not purport to represent cash flow provided by, or used in, operating activities as defined by accounting principles generally accepted in the United States. Our statement of cash flows presents our cash flow activity in accordance with accounting principles generally accepted in the United States. Furthermore, EBITDA is not necessarily comparable to similarly-titled measures reported by other companies.

We believe EBITDA is used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.

Our management uses EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the board of directors, stockholders, analysts and investors concerning our financial performance.

Conference Call Information
Company management will host a conference call for interested parties to discuss its fourth quarter and full year results on Tuesday, February 26, 2008, at 5:00 p.m. EST. A webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available for two weeks following the call on the Company's website.

About S1
S1 Corporation (Nasdaq: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors under three brand names: Postilion, S1 Enterprise and FSB Solutions. Additional information about S1 solutions is available at www.s1.com, www.postilion.com , www.S1enterprise.com, and www.fsb-solutions.com.

Forward Looking Statements
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

S1 Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)
TABLE 1

	Three Months Ended		Twelve Months Ended
	12/31/2006	12/31/2007	12/31/2006	12/31/2007

Revenues:
Software licenses	$6,868	$8,901	$29,788	$30,709
Support and maintenance	11,120	12,194	44,094	45,591
Professional services	20,371	19,215	70,297	79,754
Data center	11,743	12,719	46,856	47,796
Other	133	418	1,275	1,075
Total revenues	50,235	53,447	192,310	204,925

Operating expenses:
Cost of software licenses	1,368	989	4,588	3,796
Cost of professional
services, support and
maintenance	17,395	18,085	65,231	67,808
Cost of data center	5,466	6,466	22,354	24,988
Cost of other revenue	410	69	1,103	375
Selling and marketing	7,945	8,161	27,658	31,304
Product development	9,938	5,471	38,937	23,738
General and administrative	7,414	5,511	26,694	26,259
Merger related and
restructuring costs	11,203	-	12,485	-
Depreciation	2,043	1,841	7,840	7,023
Amortization of other
intangible assets	329	283	1,310	1,175
Total operating expenses	63,511	46,876	208,200	186,466
Operating (loss) income	(13,276)	6,571	(15,890)	18,459

Interest and other income
(loss), net	1,403	(10)	4,929	2,500
Income tax expense	(371)	(130)	(1,278)	(1,464)
(Loss) income from
continuing operations,
net of tax	$(12,244)	$6,431	$(12,239)	$19,495
(Loss) income from
discontinued operations	(644)	-	30,141	-
Net (loss) income	$(12,888)	$6,431	$17,902	$19,495

Net (loss) income per
share:
Basic:
Continuing operations	$(0.17)	$0.11	$(0.17)	$0.32
Discontinued operations	(0.01)	-	0.42	-
Net (loss) income	$(0.18)	$0.11	$0.25	$0.32

Diluted:
Continuing operations	$(0.17)	$0.11	$(0.17)	$0.32
Discontinued operations	(0.01)	-	0.42	-
Net (loss) income	$(0.18)	$0.11	$0.25	$0.32

Weighted average common
shares outstanding -
basic	70,723,073	57,362,157	70,779,502	59,663,833
Weighted average common
shares outstanding -
diluted	n/a	58,482,400	n/a	60,597,817

S1 Corporation
Consolidated Balance Sheets
(In thousands)
TABLE 2

	December 31,	December 31,
	2006	2007

Assets
Current assets:
Cash and cash equivalents	$69,612	$45,011
Short-term investments	21,392	23,855
Accounts receivable, net	53,371	39,969
Prepaid expenses	4,036	3,354
Other current assets	2,308	6,389
Total current assets	150,719	118,578
Property and equipment, net	12,137	20,906
Intangible assets, net	12,903	11,240
Goodwill, net	125,300	125,281
Other assets	6,746	5,839
Total assets	$307,805	$281,844

Liabilities and
Stockholders' Equity
Current liabilities:
Accounts payable	$3,750	$2,300
Accrued compensation and benefits	9,642	10,649
Accrued restructuring	9,092	3,043
Accrued other expenses	12,415	8,198
Deferred revenues	29,265	26,345
Current portion of debt obligation	3,328	3,725
Total current liabilities	67,492	54,260
Other liabilities	16,084	17,679
Total liabilities	83,576	71,939
Stockholders' equity:
Preferred stock	10,000	10,000
Common stock	613	567
Additional paid-in capital	1,845,529	1,810,783
Accumulated deficit	(1,629,302)	(1,609,807)
Accumulated other comprehensive
income	(2,611)	(1,638)
Total stockholders' equity	224,229	209,905
Total liabilities and
stockholders' equity	$307,805	$281,844

Preferred shares issued and
outstanding	749,064	749,064
Common shares issued and outstanding	61,290,973	56,748,906

S1 Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
TABLE 3

	Twelve Months Ended
	December 31,	December 31,
	2006	2007
Cash flows from operating activities:
Net income	$17,902	$19,495
Adjustments to reconcile net
income to net cash provided by
operating activities:
Depreciation and amortization	13,061	11,135
Gain on disposal of discontinued
operations	(32,153)	-
Provision for doubtful accounts
receivable and billing adjustments	1,301	1,894
Stock based compensation expense	5,663	8,522
Loss on disposal of property
and equipment	906	-
Changes in assets and liabilities
(Increase) decrease in accounts
receivable	(9,435)	11,509
Decrease (increase) in prepaid
expenses and other assets	710	(828)
Decrease in accounts payable	(1,121)	(1,449)
Decrease in accrued expenses
and other liabilities	(1,298)	(14,370)
Increase (decrease) in deferred
revenues	7,924	(3,600)
Net cash provided by
operating activities	3,460	32,308

Net cash provided by (used in)
investing activities	31,626	(13,741)

Net cash used in financing
activities	(50,671)	(44,068)
Effect of exchange rate changes on
cash and cash equivalents	89	900
Net decrease in cash and cash
equivalents	(15,496)	(24,601)
Cash and cash equivalents at
beginning of period	85,108	69,612
Cash and cash equivalents at end of
period	$69,612	$45,011

S1 Corporation
Consolidated Statements of Operations
(In thousands)
(Unaudited)
TABLE 4

	Three Months Ended		Twelve Months Ended
	12/31/2006	12/31/2007	12/31/2006	12/31/2007
Revenues:
Software licenses	$6,868	$8,901	$29,788	$30,709
Support and maintenance	11,120	12,194	44,094	45,591
Professional services	20,371	19,215	70,297	79,754
Data center	11,743	12,719	46,856	47,796
Other	133	418	1,275	1,075
Total revenues	50,235	53,447	192,310	204,925

Operating expenses:
Cost of software licenses	1,368	989	4,588	3,796
Cost of professional services,
support and maintenance *	17,395	18,085	65,231	67,808
Cost of data center *	5,466	6,466	22,354	24,988
Cost of other revenue	410	69	1,103	375
Selling and marketing *	7,945	8,161	27,658	31,304
Product development *	9,938	5,471	38,937	23,738
General and administrative *	7,414	5,511	26,694	26,259
Merger related and
restructuring costs *	11,203	-	12,485	-
Depreciation	2,043	1,841	7,840	7,023
Amortization of other
intangible assets	329	283	1,310	1,175
Total operating expenses	63,511	46,876	208,200	186,466

Operating (loss) income	(13,276)	6,571	(15,890)	18,459
Interest and other income
(loss), net	1,403	(10)	4,929	2,500
Income tax expense	(371)	(130)	(1,278)	(1,464)
(Loss) income from continuing
operations, net of tax	$(12,244)	$6,431	$(12,239)	$19,495
(Loss) income from
discontinued operations *	(644)	-	30,141	-
Net (loss) income	$(12,888)	$6,431	$17,902	$19,495

Reconciliation to EBITDA:
(Loss) income from
continuing operations,
net of tax	$(12,244)	$6,431	$(12,239)	$19,495
Interest income (expense),
net	(1,403)	10	(4,929)	(2,500)
Income tax expense	371	130	1,278	1,464
Depreciation	2,043	1,841	7,840	7,023
Amortization	1,233	1,071	4,932	4,112
EBITDA	$(10,000)	$9,483	$(3,118)	$29,594

* Includes stock based
compensation expense of:
Cost of professional
services, support
and maintenance	$75	$56	$481	$514
Cost of data center	16	23	76	70
Selling and marketing	425	92	1,575	3,984
Product development	288	18	978	1,669
General and
administrative	457	431	1,874	2,285
Merger related and
restructuring costs	525	-	525	-
Discontinued operations	(21)	-	154	-
	$1,765	$620	$5,663	$8,522

S1 Corporation
Enterprise Segment
Statements of Operations
(In thousands)
(Unaudited)
TABLE 5

	Three Months Ended		Twelve Months Ended
	12/31/2006	12/31/2007	12/31/2006	12/31/2007

Revenues:
Software licenses	$1,577	$2,289	$9,408	$6,405
Support and maintenance	4,051	4,653	14,333	16,071
Professional services	16,076	15,255	54,865	63,740
Data center	5,619	7,383	21,131	25,478
Other	105	92	517	557
Total revenues	27,428	29,672	100,254	112,251

Operating expenses:
Cost of software licenses	354	292	1,491	1,269
Cost of professional
services, support
and maintenance *	11,566	11,157	42,876	41,743
Cost of data center *	2,820	3,862	11,806	14,514
Cost of other revenue	30	18	105	84
Selling and marketing *	3,355	3,308	12,626	13,122
Product development *	6,250	2,542	23,968	11,649
General and
administrative *	3,835	3,059	13,901	14,524
Merger related and
restructuring costs *	8,120	-	9,018	-
Depreciation	1,302	1,126	5,107	4,503
Amortization of other
intangible assets	47	-	180	45
Total operating
expenses	37,679	25,364	121,078	101,453

Operating (loss) income	$(10,251)	$4,308	$(20,824)	$10,798

Reconciliation to EBITDA:
Operating (loss) income $ (10,251)	$4,308	$(20,824)	$10,798
Depreciation	1,302	1,126	5,107	4,503
Amortization	282	187	1,128	723
EBITDA	$(8,667)	$5,621	$(14,589)	$16,024

* Includes stock based
compensation expense of:
Cost of professional
services, support
and maintenance	$58	$34	$452	$429
Cost of data center	14	16	51	51
Selling and marketing	298	74	1,154	2,137
Product development	172	5	775	931
General and
administrative	170	234	965	1,240
Merger related and
restructuring costs	316	-	316	-
	$1,028	$363	$3,713	$4,788

S1 Corporation
Postilion Segment
Statements of Operations
(In thousands)
(Unaudited)
TABLE 6

	Three Months Ended		Twelve Months Ended
	12/31/2006	12/31/2007	12/31/2006	12/31/2007

Revenues:
Software licenses	$5,291	$6,612	$20,380	$24,304
Support and maintenance	7,069	7,541	29,761	29,520
Professional services	4,295	3,960	15,432	16,014
Data center	6,124	5,336	25,725	22,318
Other	28	326	758	518
Total revenues	22,807	23,775	92,056	92,674

Operating expenses:
Cost of software licenses	1,014	697	3,097	2,527
Cost of professional services, support and maintenance *	5,829	6,928	22,355	26,065
Cost of data center *	2,646	2,604	10,548	10,474
Cost of other revenue	380	51	998	291
Selling and marketing *	4,590	4,853	15,032	18,182
Product development *	3,688	2,929	14,969	12,089
General and administrative *	3,579	2,452	12,793	11,735
Merger related and restructuring costs*	3,083	-	3,467	-
Depreciation	741	715	2,733	2,520
Amortization of other intangible assets	282	283	1,130	1,130
Total operating expenses	25,832	21,512	87,122	85,013

Operating (loss) income	$(3,025)	$2,263	$4,934	$7,661

Reconciliation to EBITDA:
Operating (loss) income	$(3,025)	$2,263	$4,934	$7,661
Depreciation	741	715	2,733	2,520
Amortization	951	884	3,804	3,389
EBITDA	$(1,333)	$3,862	$11,471	$13,570

* Includes stock based compensation expense of:
Cost of professional services, support and maintenance	$17	$22	$29	$85
Cost of data center	2	7	25	19
Selling and marketing	127	18	421	1,847
Product development	116	13	203	738
General and administrative	287	197	909	1,045
Merger related and restructuring costs	209	-	209	-
	$758	$257	$1,796	$3,734